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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2000
                                                 (November 13, 2000)

                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-10410                  62-1411755
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

  5100 WEST SAHARA AVENUE, SUITE 200
         LAS VEGAS, NEVADA                                         89146
(Address of Principal Executive Offices)                         (Zip Code)

                                 (702) 579-2300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      On November 13, 2000, the Registrant announced that its Chief Executive Officer would address the Mayor's Casino Tax Advisory Committee in New Orleans, Louisiana. A copy of the press release is attached hereto as Exhibit 99(1). A copy of the Chief Executive Officer's prepared remarks is attached hereto as
Exhibit 99(2).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99(1) Text of press release, dated November 13, 2000, of the Registrant.

            99(2) Text of prepared remarks of Registrant's Chief Executive Officer to the Mayor's Casino Tax Advisory Committee in New Orleans, Louisiana, given November 13, 2000.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HARRAH'S ENTERTAINMENT, INC.


Date: November 14, 2000                       By: /s/ Stephen H. Brammell
                                                 -------------------------------
                                              Name:  Stephen H. Brammell
                                              Title: Senior Vice President and
                                                     General Counsel